Inventories	12 Months Ended
Feb. 28, 2021
Disclosure of inventories [text block] [Abstract]
INVENTORIES
10.	INVENTORIES

	2021	2020
	Figures in Rand thousands
Telematics devices: available for installation	-	46,203
Telematics devices: in-vehicle inventory	-	15,980
Components	-	69,816
Work in progress	-	2,009
Consumables	-	19,658
	-	153,666
Allowance for obsolete inventory	-	(2,050)
	-	151,616

The Group has capitalized telematics devices designated for installation in customer vehicles which were historically accounted for as inventory. During the current year, the Group revised the classification of the telematic devices to property, plant and equipment (in the categories Capitalized telematic devices – uninstalled and Capitalized telematic devices – work-in-progress), since they represent tangible items that are held for use in the supply of services and are expected to be used for more than one period. The reclassification was corrected prospectively as the impact to comparative amounts are not material.

In the prior year, inventory with a carrying value of ZAR7.6 million was recognized as an expense for inventories carried at net realizable value and ZAR102 million was recognized in cost of sales. The allowance for obsolete inventory was determined based on an assessment by management of the condition and usability of inventory at the reporting date. Such an allowance is normally required only when a significant change in technology or physical damage renders inventory unfit for purpose. There was no material change to the technology resulting in a limited allowance for obsolete inventory at February 29, 2020.